UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2012

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

License, Exclusive Distribution and Supply Agreement

On August 9, 2012, we, along with our Mexican subsidiary and manufacturer Oculus Technologies of Mexico S.A. de C.V. (“Manufacturer”), entered into a license, exclusive distribution and supply agreement with More Pharma Corporation, S. de R.L. de C.V. (“More Pharma”) (the “License Agreement”). For a one-time payment of $500,000, we granted More Pharma an exclusive license, with the right to sublicense under certain conditions and with our consent, to all of our proprietary rights related to certain of our pharmaceutical products for human application that utilize our Microcyn Technology within Mexico. For an additional one-time payment of $3,000,000, we also agreed to appoint More Pharma as the exclusive distributor of certain of our products in Mexico for the term of the agreement. Additionally, Manufacturer granted More Pharma an exclusive license to certain of Manufacturer’s then-held trademarks in exchange for a payment of $100,000 to Manufacturer. The term of the agreement is twenty-five years from the effective date of August 15, 2012 (the “Effective Date”). The term of the License Agreement will automatically renew after the twenty-five year term for successive two year terms as long as More Pharma has materially complied with any and all of the obligations under the License Agreement, including but not limited to, meeting the minimum purchase requirements set forth therein. We expect to receive payment of the aforementioned fees from More Pharma within fifteen business days following the Effective Date.

We retain all proprietary rights to our products and intend for the license to be exercised exclusively by More Pharma and/or permitted sublicensees for the marketing and sale of our products in accordance with applicable label claims. More Pharma may not grant any sublicenses under the agreement without prior notification to us and our subsequent approval of the sublicense.

Exclusive Distribution and Supply Agreement

On August 9, 2012, we, along with Manufacturer, also entered into an exclusive distribution and supply agreement with More Pharma (the “Distribution Agreement”). We granted More Pharma exclusive ability to market and sell certain of our pharmaceutical products for human application that utilize our Microcyn Technology. We also appointed More Pharma as our exclusive distributor, with the right to execute sub-distribution agreements under certain conditions and with our consent, within the following countries: Antigua & Barbuda, Argentina, Aruba & Curacao, Bahamas, Barbados, Belize, Bolivia, Bonaire, Brazil, British Guyana, British Islands, Cayman Islands, Chile, Colombia, Cuba, Dominica, Dominican Republic, Ecuador, El Salvador, French Guyana, Grenada, Guadalupe, Guatemala, Haiti, Honduras, Jamaica, Martinique, Nicaragua, Paraguay, Peru, St. Bartolome, St. Vincent & Grenades, Surinam, Trinidad & Tobago, Turks & Caicos Islands, Uruguay, Venezuela and Virgin Islands (the “Territory”).

Pursuant to the Distribution Agreement, More Pharma will receive exclusive distribution rights in the Territory for twenty-five years from the effective date of August 15, 2012 (the “Effective Date”) in exchange for a one-time payment of $1,500,000. The term of the Distribution Agreement will automatically renew after the twenty-five year term for successive two year terms as long as More Pharma has materially complied with any and all of the obligations under the Distribution Agreement. We expect to receive payment of the fee from More Pharma within fifteen business days following the Effective Date.

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We retain all proprietary rights to our products, including the interests in our intellectual property. Manufacturer currently manufactures certain of our products using our proprietary rights. It will manufacture the products for More Pharma, in accordance with any applicable permits, authorizations and licenses for the products issued by any jurisdiction or governmental authority in the Territory. All orders or inquiries for sales of our products in the Territory will be referred to More Pharma. More Pharma may not grant any sublicenses under the agreement without prior notification to us and our subsequent approval of the sublicense. More Pharma may, however, export or import such products as necessary to cover the Territory, subject to material compliance with all applicable import and export laws.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our annual report on Form 10-K for the year ended March 31, 2012 and in other documents that we file from time to time with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The foregoing descriptions of the License Agreement and the Distribution Agreement are qualified in their entirety by reference to the full text of the License Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, with confidential information redacted, and incorporated herein by reference in its entirety, and by reference to the Distribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2, with confidential information redacted, and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

10.1*	License, Exclusive Distribution and Supply Agreement by and between Oculus Innovative Sciences, Inc. and Oculus Technologies of Mexico, S.A. de C.V., and, More Pharma Corporation, S. de R.L. de C.V., dated August 9, 2012
10.2*	Exclusive Distribution and Supply Agreement by and between Oculus Innovative Sciences, Inc. and Oculus Technologies of Mexico, S.A. de C.V., and, More Pharma Corporation, S. de R.L. de C.V., dated August 9, 2012

*	Confidential treatment has been requested with respect to certain portions of this agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)
Date: August 15, 2012

/s/ Robert Miller
Name: Robert Miller
Title: Chief Financial Officer

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